UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2014

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 12, 2014, AMAG Pharmaceuticals, Inc. (“we” or the “Company”) entered into a stipulation of settlement that will resolve the class action securities lawsuit, Silverstrand Investments et al v. AMAG Pharmaceuticals, Inc. et al, Civil Action No. 10-CV-10470-NMG (the “Lawsuit”), pending in the United States District Court for the District of Massachusetts (the “U.S. District Court”). The complaint for the Lawsuit was originally filed on March 18, 2010 in the U.S. District Court. The current and former officers, directors and underwriters named as defendants in the Lawsuit have also entered into the stipulation of settlement. By entering into the stipulation of settlement, the defendants do not in any way admit fault or liability, and continue to deny all allegations of wrongdoing arising out of the Lawsuit. The stipulation of settlement, a copy of which is filed as Exhibit 99.1 hereto, remains subject to preliminary and final approval by the U.S. District Court.

Pursuant to the stipulation of settlement, and in exchange for a release of all claims by the class members, among others, and dismissal of the Lawsuit with prejudice, we have agreed to cause our insurer to pay eligible class members and their attorneys a total of $3.75 million. If the U.S. District Court preliminarily approves the settlement, potential class members will be notified of the proposed settlement and the procedures by which they can seek to recover from the settlement fund, object to the settlement or request to be excluded from the settlement class. The settlement will then be subject to final approval by the U.S. District Court.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby files the following exhibit:

99.1                                                Stipulation of Settlement.

Forward-looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to statements regarding the Company’s ability to settle all claims by the class members for $3.75 million are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others: (1) the ability to finally document the settlement with the plaintiffs; (2) the ability to secure preliminary and/or final approval from the Court; (3) the extent to which individual claimants opt out of the class and pursue individual claims; (4) the ability to overcome any objections or appeals regarding the settlement; (5) other risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and subsequent filings with the Commission. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Scott B. Townsend
Scott B. Townsend General Counsel and Senior Vice President of Legal Affairs

Date: September 12, 2014

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Stipulation of Settlement.